Internal Use Software	9 Months Ended
Sep. 30, 2020
OAK Street Health Inc and Affiliates [Member]
Internal Use Software [Line Items]
Internal Use Software

NOTE 7. INTERNAL USE SOFTWARE

Canopy is an application that was created by the Company’s internal Information Technology team in 2017 to provide support for Greenway, its electronic medical records (“EMR”) software. The Company’s EMR collects and contains general information such as treatment and medical history about its patients. The Canopy application is used to help fill Greenway gaps and make way for innovative healthcare tools. The Company considers the application as internal use as the Company does not market or sell the software. The Company capitalizes certain costs related to the development of Canopy. Costs incurred during the application development phase are capitalized only when the Company believes it is probable the development will result in new or additional functionality. The types of costs capitalized during the application development phase include employee compensation, as well as consulting fees for third-party developers working on these projects. Costs related to the preliminary project stage and post implementation activities are expensed as incurred. Internal use software is amortized on a straight-line basis over the estimated five-year life of the asset.

As of September 30, 2020 and December 31, 2019, the Company capitalized a total of $3,796 and $1,679 of internal use software and recorded $602 and $327 in accumulated depreciation, respectively. The Company expensed $133 and $93 of capitalized development costs for the three-months ended September 30, 2020 and 2019, respectively, and $274 and $155 for the nine-months ended September 30, 2020 and 2019, respectively. Capitalized external software costs include the actual costs to purchase software licenses from vendors. Costs incurred to maintain existing software are expensed as incurred.